ANGEL OAK DYNAMIC FINANCIAL STRATEGIES INCOME TERM TRUST

[                ] Common Shares of Beneficial Interest

Par Value $0.001 Per Share

UNDERWRITING AGREEMENT

[            ], 2020

UNDERWRITING AGREEMENT

[            ], 2020

UBS Securities LLC

[                    ]

c/o UBS Securities LLC

1285 Avenue of the Americas

New York, NY 10019

Ladies and Gentlemen:

Angel Oak Dynamic Financial Strategies Income Term Trust, a statutory trust organized under the laws of the State of Delaware (the “Fund”), proposes to issue and sell to the underwriters named in Schedule A annexed hereto (the “Underwriters”) an aggregate of [                ] common shares of beneficial interest (the “Firm Shares”), par value $0.001 per share (the “Common Shares”), of the Fund. In addition, solely for the purpose of covering over-allotments, the Fund proposes to grant to the Underwriters the option to purchase from the Fund up to an additional [                ] Common Shares (the “Additional Shares”). The Firm Shares and the Additional Shares are hereinafter collectively sometimes referred to as the “Shares.” The Shares are described in the Prospectus which is defined below. UBS Securities LLC, [                    ] and [                    ] (the “Managing Representatives”) will act as managing representatives for the Underwriters in connection with the issuance and sale of the Shares.

The Fund has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively called the “Securities Act”), and with the provisions of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (collectively called the “Investment Company Act”), with the Securities and Exchange Commission (the “Commission”) a registration statement on Form N-2 (File Nos. 333-234743 and 811-23491), including a prospectus and a statement of additional information, relating to the Shares. In addition, the Fund has filed a Notification of Registration on Form N-8A (the “Notification”) pursuant to Section 8 of the Investment Company Act.

Except where the context otherwise requires, “Preliminary Prospectus,” as used herein, means each prospectus (including the statement of additional information incorporated therein by reference) included in such registration statement, or amendment thereof, before it became effective under the Securities Act and any prospectus (including the statement of additional information incorporated therein by reference) filed with the Commission by the Fund with the consent of the Managing Representatives on behalf of the Underwriters, pursuant to Rule 497(a) under the Securities Act.

Except where the context otherwise requires, “Registration Statement,” as used herein, means such registration statement, as amended at the time of such registration statement’s effectiveness for purposes of Section 11 of the Securities Act, as such section applies to the respective Underwriters (the “Effective Time”), including (i) all documents filed as a part thereof or incorporated by reference therein, (ii) any information contained in a prospectus subsequently filed with the Commission pursuant to Rule 497 under the Securities Act and deemed to be part of the registration statement at the Effective Time pursuant to Rule 430A under the Securities Act, and (iii) any registration statement filed to register the offer and sale of Shares pursuant to Rule 462(b) under the Securities Act.

Except where the context otherwise requires, “Prospectus,” as used herein, means the final prospectus (including the statement of additional information incorporated therein by reference) as filed by the Fund with the Commission (i) pursuant to Rule 497(h) under the Securities Act on or before the second business day after the date hereof (or such earlier time as may be required under the Securities Act) or (ii) pursuant to Rule 497(b) under the Securities Act on or before the fifth business day after the date hereof (or such earlier time as may be required under the Securities Act), or, if no such filing is required, the final prospectus (including the final statement of additional information) included in the Registration Statement at the Effective Time, in each case in the form furnished by the Fund to you for use by the Underwriters and by dealers in connection with the confirmation of sales in the offering of the Shares.

“Pricing Prospectus” means the Preliminary Prospectus, dated [            ], 2020, including the statement of additional information incorporated therein by reference.

“Pricing Information” means the information relating to (i) the number of Shares issued and (ii) the offering price of the Shares included on the cover page of the Prospectus.

“Disclosure Package” means the Pricing Prospectus taken together with the Pricing Information.

“Sales Materials” means those advertising materials, sales literature or other promotional materials or documents, if any, constituting an advertisement pursuant to Rule 482 under the Securities Act authorized or prepared by the Fund or authorized or prepared on behalf of the Fund by the Investment Adviser (as defined below) or any representative thereof for use in connection with the public offering or sale of the Shares; provided, however, that Sales Materials do not include any slides, tapes or other materials or documents that constitute a “written communication” (as defined in Rule 405 under the Securities Act) used in connection with a “road show” or a “bona fide electronic road show” (each as defined in Rule 433 under the Securities Act) related to the offering of Shares contemplated hereby (collectively, “Road Show Materials”).

“Applicable Time” means the time as of which this Underwriting Agreement was entered into, which shall be [    ] p.m. (New York City time) on the date of this Underwriting Agreement (or such other time as is agreed to by the Fund and the Managing Representatives on behalf of the Underwriters).

The Fund has prepared and filed, in accordance with Section 12 of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the

“Exchange Act”), a registration statement (as amended, the “Exchange Act Registration Statement”) on Form 8-A (File No. 001-[    ]) under the Exchange Act to register, under Section 12(b) of the Exchange Act, the class of securities consisting of the Common Shares.

Angel Oak Capital Advisors, LLC, a Delaware limited liability company (the “Investment Adviser”), will act as the Fund’s investment adviser pursuant to an Investment Advisory Agreement by and between the Fund and the Investment Adviser, dated as of [            ], 2020 (the “Investment Advisory Agreement”). U.S. Bank National Association will act as the custodian (the “Custodian”) of the Fund’s cash and portfolio assets pursuant to the Custody Agreement, dated as of [            ], 2020 (the “Custody Agreement”). U.S. Bancorp Fund Services, LLC will act as the Fund’s transfer agent, registrar, and dividend disbursing agent (the “Transfer Agent”) pursuant to the Transfer Agent Servicing Agreement, dated as of [            ], 2020 (the “Transfer Agency Agreement”). U.S. Bancorp Fund Services, LLC will act as the Fund’s administrator (the “Administrator”) pursuant to the Fund Administration Servicing Agreement dated [            ], 2020 (the “Administration Agreement”). U.S. Bancorp Fund Services, LLC will act as the Fund’s accountant (the “Fund Accountant”) pursuant to the Fund Accounting Servicing Agreement, dated [            ], 2020 (the “Fund Accounting Agreement”). [Destra Capital Advisors LLC (“Destra”) will provide investor support services pursuant to an Investor Support Services Agreement between the Fund and Destra, dated [            ], 2020 (the “Investor Support Services Agreement”).] The Fund and the Investment Adviser have entered into an Operating Expense Limitation Agreement, dated [            ], 2020 (the “Expense Agreement”). [The Investment Adviser and Destra Capital Investments LLC have entered into a Distribution Assistance Agreement, dated [            ], 2020 (the “Distribution Assistance Agreement”), pursuant to which Destra Capital Investments LLC will provide distribution assistance in connection with the offering.]

The Investment Adviser and UBS Securities LLC have entered into a Structuring Fee Agreement dated [            ], 2020 (the “UBS Structuring Fee Agreement”). The Investment Adviser has also entered into a Structuring Fee Agreement with [                    ], dated [            ], 2020 (the “[                    ] Structuring Fee Agreement”) and a Structuring Fee Agreement with certain qualifying underwriters identified on Schedule A thereto dated [            ], 2020 (the “Co-Manager Structuring Fee Agreement” and together with the UBS Structuring Fee Agreement, the [                    ] Structuring Fee Agreement and the [                    ] Structuring Fee Agreement, the “Fee Agreements”).

The Fund and the Investment Adviser have entered into a Subscription Agreement dated as of [            ], 2020 (the “Subscription Agreement”). In addition, the Fund has adopted a dividend reinvestment plan (the “Dividend Reinvestment Plan”) pursuant to which holders of Shares may have their dividends automatically reinvested in additional Common Shares of the Fund unless they elect to receive such dividends in cash.

As used in this Underwriting Agreement, “business day” shall mean a day on which the New York Stock Exchange (the “NYSE”) is open for trading. The terms “herein,” “hereof,” “hereto,” “hereinafter” and similar terms, as used in this Underwriting Agreement, shall in each case refer to this Underwriting Agreement as a whole and not to any particular section, paragraph, sentence or other subdivision of this Underwriting Agreement. The term “or,” as used herein, is not exclusive.

The Fund, the Investment Adviser and the Underwriters agree as follows:

1.

Sale and Purchase. Upon the basis of the warranties and representations and subject to the terms and conditions herein set forth, the Fund agrees to sell to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Fund the aggregate number of Firm Shares set forth opposite the name of such Underwriter in Schedule A attached hereto in each case at a purchase price of $[        ] per Share (the “Purchase Price”). The Fund is advised that the Underwriters intend (i) to make a public offering of their respective portions of the Firm Shares as soon after the Effective Time as is advisable and (ii) initially to offer the Firm Shares upon the terms set forth in the Prospectus.

In addition, the Fund hereby grants to the several Underwriters the option to purchase, and upon the basis of the warranties and representations and subject to the terms and conditions set forth herein, the Underwriters shall have the right to purchase, severally and not jointly, from the Fund, ratably in accordance with the number of Firm Shares to be purchased by each of them, all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the Firm Shares, at the Purchase Price less an amount per Share equal to any dividends or distributions declared by the Fund paid and payable on the Firm Shares, but not payable on the Additional Shares. This option may be exercised by the Managing Representatives on behalf of the several Underwriters at any time and from time to time on or before the forty-fifth (45th) day following the date hereof, by written notice to the Fund. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised, and the date and time when the Additional Shares are to be paid for and delivered (such date and time being herein referred to as the “Additional Shares Closing Time”); provided, however, that the Additional Shares Closing Time shall not be earlier than the Firm Shares Closing Time (as defined below) nor earlier than the second (2nd) business day after the date on which the option shall have been exercised nor later than the tenth (10th) business day after the date of such notice. The number of Additional Shares to be sold to each Underwriter shall be the number that bears the same proportion to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A hereto bears to the total number of Firm Shares (subject, in each case, to such adjustment to eliminate fractional shares as the Managing Representatives may determine).

2.

Payment and Delivery. Payment of the Purchase Price for the Firm Shares shall be made by the Underwriters to the Fund by Federal Funds wire transfer, against delivery of the Firm Shares to the Managing Representatives through the facilities of the Depository Trust Company for the respective accounts of the Underwriters. Such payment and delivery shall be made at a time mutually agreed upon by the parties on the third business day following the date of this Underwriting Agreement (unless another date shall be agreed to by the Fund and the Managing Representatives on behalf of the Underwriters). The time at which such payment and delivery are actually made is hereinafter sometimes called the “Firm Shares Closing Time.” The Firm Shares will not be certificated.

Payment of the purchase price for the Additional Shares shall be made at the Additional Shares Closing Time in the same manner and at the same office as the payment for the Firm Shares. The Additional Shares will not be certificated. The Firm Shares Closing Time and the Additional Shares Closing Time are sometimes referred to herein as the “Closing Times.”

3.

Representations and Warranties of the Fund and the Investment Adviser. Each of the Fund and the Investment Adviser jointly and severally represents and warrants to each Underwriter as of the date of this Underwriting Agreement, as of the Applicable Time, as of the Firm Shares Closing Time and as of each Additional Shares Closing Time, if any, as follows:

(a)

(i)(A) The Registration Statement has heretofore become effective under the Securities Act or, with respect to any registration statement to be filed to register the offer and sale of Shares pursuant to Rule 462(b) under the Securities Act, will be filed with the Commission and become effective under the Securities Act no later than 10:00 p.m., New York City time, on the date of determination of the public offering price for the Shares; (B) no stop order of the Commission suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus, Sales Materials or the Prospectus under the Securities Act has been issued by, and no proceedings for such purpose have been instituted or, to the knowledge of the Fund or the Investment Adviser, as applicable, are contemplated by the Commission and no order of revocation of registration under the Investment Company Act has been issued and no proceedings for such purpose have been instituted or, to the knowledge of the Fund or the Investment Adviser, as applicable, are contemplated by, the Commission; and (C) the Exchange Act Registration Statement has become effective;

(ii)(A) The Registration Statement complied at the Effective Time, complies as of the date hereof and will comply, as amended or supplemented, at the Firm Shares Closing Time, at each Additional Shares Closing Time, if any, and at each and any time of a sale of Shares by an Underwriter during the period in which a prospectus is required by the Securities Act to be delivered in connection with any sale of Shares, in all material respects with the requirements of the Securities Act and the Investment Company Act; (B) the Pricing Prospectus and the Prospectus complied or will comply, at the time it was or is filed with the Commission, and the Prospectus complies as of its date and will comply, as amended or supplemented, at the Firm Shares Closing Time, at each Additional Shares Closing Time, if any, and at each and any time of a sale of Shares by an Underwriter during the period in which a prospectus is required by the Securities Act to be delivered in connection with any sale of Shares, in all material respects with the requirements of the Securities Act (including, without limitation, Section 10(a) of the Securities Act) and the Investment Company Act; and (C) each of the Sales Materials complied, at the time it was first used in connection with the public offering of the Shares, and complies as of the date hereof, in all material respects with the requirements of the Securities Act (including, without limitation, Rule 482 thereunder), the Investment Company Act and the applicable rules and interpretations of the Financial Industry Regulatory Authority, Inc. (“FINRA”);

(ii) (A) (1) The Registration Statement as of the Effective Time did not, (2) the Registration Statement (including any post-effective amendment thereto declared or deemed to be effective by the Commission) as of the date hereof does not, and (3) the Registration Statement (including any post-effective amendment thereto declared or deemed to be effective by the Commission), as of the Firm Shares Closing Time and each Additional Shares Closing Time, if any, will not, in each case, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; (B) at no time during the period that begins as of the Applicable Time and ends at the Firm Shares Closing Time did or will the Disclosure Package, as then amended or supplemented, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; (C) at no time during the period that begins at the time each of the Sales Materials was first used in connection with the public offering of the Shares and ends at the Applicable Time did any of the Sales Materials (as materials deemed to be a prospectus under Section 10(b) of the Securities Act pursuant to Rule 482 under the Securities Act), as then amended or supplemented, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and (D) at no time during the period that begins on the earlier of the date of the Prospectus and the date the Prospectus is filed with the Commission and ends at the latest of the Firm Shares Closing Time, the latest Additional Shares Closing Time, if any, and the end of the period during which a prospectus is required by the Securities Act to be delivered in connection with any sale of Shares did or will the Prospectus, as then amended or supplemented, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that each of the Fund and the Investment Adviser makes no representation or warranty with respect to any statement contained in the Registration Statement, the Disclosure Package, the Sales Materials or the Prospectus in reliance upon and in conformity with information concerning an Underwriter furnished in writing by or on behalf of such Underwriter through the Managing Representatives to the Fund expressly for use in the Registration Statement, the Disclosure Package or the Prospectus, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 9(f) hereof, and provided, further that if any event occurs during any of the periods referred to in clauses (B), (C) or (D) of this Section 3(a)(iii) as a result of which it is necessary to amend or supplement the Disclosure Package, the Sales Materials or the Prospectus, as applicable, in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Disclosure Package, the Sales Materials or the Prospectus, as applicable, is amended or supplemented in connection therewith in accordance with Section 5(d) of this Underwriting Agreement, such amendment or supplement shall be deemed, for purposes of this Section 3(a)(iii), to have been made contemporaneously with the occurrence of such event.

(b)

The Fund (i) has been duly organized and is validly existing as a statutory trust in good standing under the laws of the State of Delaware; (ii) has full power and authority to own, lease and operate its properties and assets, and conduct its business and other activities conducted by it as described in the Registration Statement, the Pricing Prospectus and the Prospectus and to enter into and perform all of the terms and provisions to be carried out by it under this Underwriting Agreement, the Investment Advisory Agreement, the Custody Agreement, the Transfer Agency Agreement, the Subscription Agreement, the Administration Agreement, the Fund Accounting Agreement[, the Investor Support Services Agreement] and the Expense Agreement (collectively, the “Fund Agreements”) and the Dividend Reinvestment Plan; (iii) is duly licensed and qualified to do business and is in good standing in each jurisdiction where it owns or leases property or in which the conduct of its business or other activity requires such qualification; (iv) owns, possesses or has obtained and currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations (collectively, the “Licenses and Permits”), whether foreign or domestic, necessary to carry on its business as contemplated in the Pricing Prospectus and the Prospectus; except in the cases of clauses (iii) and (iv) to the extent that the failure to be so licensed and qualified or be in good standing or to own, possess, obtain or maintain could not reasonably be expected to have either (1) a material adverse effect on the Fund’s performance of this Underwriting Agreement or the consummation of any of the transactions contemplated by this Underwriting Agreement or (2) a material adverse effect on the condition (financial or otherwise), earnings, business affairs, business prospects, properties, net assets or results of operation of the Fund (a “Fund Material Adverse Effect”). The Fund has no subsidiaries.

(c)

The capitalization of the Fund is as set forth in the Registration Statement, the Pricing Prospectus and the Prospectus (except for issuances of Shares pursuant to this Underwriting Agreement). The Common Shares conform in all material respects to the description of them in the Registration Statement, the Pricing Prospectus and the Prospectus. All the issued and outstanding Common Shares have been duly authorized and are validly issued, fully paid and nonassessable and none of the outstanding Common Shares was issued in violation of the preemptive or other similar rights of any security of the Fund. The Shares to be sold by the Fund pursuant to this Underwriting Agreement have been duly authorized for issuance and sale pursuant to this Underwriting Agreement and, when issued and delivered to the Underwriters against payment of the consideration set forth herein, will be validly issued, fully paid and nonassessable. No person is entitled to any preemptive or other similar rights with respect to the issuance and sale of the Shares pursuant to this Underwriting Agreement.

(d)

The Fund is duly registered with the Commission under the Investment Company Act as a non-diversified, closed-end management investment company, and the provisions of the Fund’s declaration of trust (as amended or restated) and bylaws comply in all material respects with the requirements of the Investment Company Act.

(e)

(i) Each Fund Agreement has been duly authorized, executed and delivered by or on behalf of the Fund and the Dividend Reinvestment Plan has been duly authorized by the Fund, (ii) each Fund Agreement and the Dividend Reinvestment Plan complies in all material respects with all applicable provisions of the Investment Company Act and the Investment Advisers Act of 1940, as amended, and the rules and regulations thereunder (collectively called the “Advisers Act”), as the case may be, and (iii) assuming due authorization, execution and delivery by the other parties thereto, each of the Fund Agreements constitutes a legal, valid and binding obligation of the Fund enforceable against the Fund in accordance with its terms, subject to the qualification that the enforceability of the Fund’s obligations thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, receivership, moratorium and other similar laws relating to or affecting creditors’ rights generally, whether statutory or decisional, and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law), and except as enforcement of rights to indemnity or contribution thereunder may be limited by federal or state securities laws.

(f)

Neither (i) the execution and delivery by the Fund of the Fund Agreements or the performance by the Fund of its obligations under any of the Fund Agreements or the consummation by the Fund of the other transactions contemplated by the Fund Agreements nor (ii) the issuance and sale by the Fund of the Shares as contemplated by this Underwriting Agreement, the Registration Statement, the Pricing Prospectus and the Prospectus (A) conflicts with or will conflict with, or results in or will result in a breach or violation of the declaration of trust (as amended or restated) or bylaws of the Fund, (B) conflicts with or will conflict with, results in or will result in a breach or violation of, or constitutes or will constitute a default or an event of default under, or results in or will result in the creation or imposition of any lien, charge or encumbrance (other than those expressly created by any Fund Agreement) upon any properties or assets of the Fund under the terms and provisions of any agreement, indenture, mortgage, loan agreement, note, insurance or surety agreement, lease or other instrument to which the Fund is a party or by which it is bound or to which any of the property or assets of the Fund is subject or (C) results in or will result in any violation of any order, law, rule or regulation of any court, governmental instrumentality, securities exchange or association or arbitrator, whether foreign or domestic, applicable to the Fund or having jurisdiction over the Fund’s properties, other than state securities or “blue sky” laws applicable in connection with the offer or sale of the Shares in such state or jurisdiction by any Underwriter; except with respect to clauses (B) or (C), any conflict, breach, violation, default or lien that could not reasonably be expected to have either (1) a material adverse effect on the Fund’s performance of this Underwriting Agreement or the consummation of any of the transactions contemplated by this Underwriting Agreement or (2) a Fund Material Adverse Effect.

(g)

The Fund is not currently in breach of, or in default under, any written agreement or instrument to which it is a party or by which it or its property is bound or affected, except which breach or default could not reasonably be expected to have either (1) a material adverse effect on the Fund’s performance of this Underwriting Agreement or the consummation of any of the transactions contemplated by this Underwriting Agreement or (2) a Fund Material Adverse Effect.

(h)

There are no restrictions, limitations or regulations with respect to the ability of the Fund to invest the proceeds of the offering in the manner described in the Registration Statement, the Pricing Prospectus and the Prospectus, other than as described therein.

(i)

No person has any right to the registration of any securities of the Fund because of the filing of the registration statement with the Commission. No person has tag along rights or other similar rights to have any securities included in the transaction contemplated by this Underwriting Agreement.

(j)

No consent, approval, authorization, notification or order of, or filing with, or the issuance of any license or permit by, any federal, state, local or foreign court or governmental or regulatory agency, commission, board, authority or body or with any self-regulatory organization, other non-governmental regulatory authority, securities exchange or association, whether foreign or domestic, is required by the Fund for the consummation by the Fund of the transactions to be performed by the Fund or the performance by the Fund of all the terms and provisions to be performed by or on behalf of it in each case as contemplated in the Fund Agreements, the Registration Statement, the Pricing Prospectus or the Prospectus, except the filing of the Prospectus on or before the second business day after the date of this Underwriting Agreement and such as (i) have been obtained and may be required and have been obtained under the Securities Act, the Exchange Act, the Investment Company Act or the Advisers Act, (ii) may be required by the NYSE, FINRA or under state securities or “blue sky” laws, in connection with the offer and sale of the Shares, and (iii) the failure to obtain could not reasonably be expected to have either (1) a material adverse effect on the Fund’s performance of this Underwriting Agreement or the consummation of any of the transactions contemplated by this Underwriting Agreement or (2) Fund Material Adverse Effect.

(k)

No transaction has occurred between or among the Fund, on the one hand, and any of its officers, trustees, shareholders or affiliates or any affiliate or affiliates of any such officer, trustee, shareholder or affiliate that is required to be described in the Registration Statement, the Pricing Prospectus and the Prospectus which is not so described.

(l)

Neither the Fund nor any employee or agent of the Fund has made any payment of funds of the Fund or received or retained any funds, which payment, receipt or retention of funds is a character required to be disclosed in the Registration Statement, the Pricing Prospectus or the Prospectus.

(m)	The Shares are duly authorized for listing, subject to official notice of issuance, on the NYSE.

(n)

Cohen & Company was engaged by the Fund to act as its independent registered public accounting firm in accordance with the Investment Company Act. Cohen & Company, whose report appears in the Prospectus, is an independent registered public accounting firm with respect to the Fund as required by the Investment Company Act, the Securities Act and the rules of the Public Company Accounting Oversight Board.

(o)

The statement of assets and liabilities, together with any related notes or schedules thereto, included or incorporated by reference in the Registration Statement, the Pricing Prospectus and the Prospectus presents fairly the financial position of the Fund as of the dates or for the periods indicated in accordance with generally accepted accounting principles in the United States applied on a consistent basis, and complies in all material respects with all applicable accounting requirements under the Securities Act and the Investment Company Act.

(p)

Since the date as of which information is given in the Registration Statement, the Pricing Prospectus and the Prospectus, except as otherwise stated therein, (i) there has been no material adverse change in the condition (financial or otherwise), business affairs, business prospects, management, properties, net assets or results of operation of the Fund, whether or not arising in the ordinary course of business; (ii) the Fund has not incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, other than in the ordinary course of business or incident to its organization; (iii) there has been no dividend or distribution of any kind declared, paid or made on any class of the Fund’s capital shares; and (iv) the Fund has not incurred any long-term debt (other than, in the event this representation is made after the Firm Shares Closing Time, long-term debt incurred by the Fund in accordance with the Fund’s policies with respect to the utilization of leverage as described in the Registration Statement, the Pricing Prospectus and the Prospectus).

(q)

Except as otherwise set forth in the Registration Statement, the Pricing Prospectus or the Prospectus, there is no action, suit, claim, inquiry, investigation or proceeding affecting the Fund or to which the Fund is a party before or brought by any court, commission, regulatory body, administrative agency or other governmental agency or body, whether foreign or domestic, now pending or, to the knowledge of the Fund or the Investment Adviser, as applicable, threatened against the Fund, except which, if adversely decided, could not reasonably be expected to have either (1) a material adverse effect on the Fund’s performance of this Underwriting Agreement or the consummation of any of the transactions contemplated by this Underwriting Agreement or (2) a Fund Material Adverse Effect.

(r)

There are no contracts, franchises or other documents that are of a character required to be described in, or that are required to be filed as exhibits to, the Registration Statement which are not described or filed as required by the Securities Act or the Investment Company Act.

(s)

Except for actions taken by the Underwriters, the Fund has not taken and will not take, directly or indirectly, any action designed or which might be expected to cause or result in, or which will constitute, stabilization or manipulation of the price of the Shares in violation of applicable federal securities laws.

(t)

The Fund intends to direct the investment of the proceeds of the offering of the Shares in such a manner as to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and the Fund is eligible and intends to qualify as a regulated investment company under Subchapter M of the Code.

(u)	The Fund will direct the proceeds of the offering of the Shares in such a manner as to comply with the asset coverage requirements of the Investment Company Act.

(v)

The Fund has not distributed and, prior to the later to occur of the (i) date of the last Closing Time and (ii) completion of the distribution of the Shares, will not distribute any offering materials in connection with the public offering or sale of the Shares other than the Registration Statement, the Disclosure Package, the Sales Materials and the Prospectus, and any amendment or supplement to any of the foregoing.

(w)	There are no Sales Materials other than as set forth on Schedule F.

(x)

No person is serving or acting as an officer, trustee or investment adviser of the Fund except in accordance with the provisions of the Investment Company Act. Except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus (or any amendment or supplement to any of them), no trustee of the Fund is (i) an “interested person” (as defined in the Investment Company Act) of the Fund or (ii) an “affiliated person” (as defined in the Investment Company Act) of any Underwriter listed in Schedule A hereto; provided, however, that the Fund and the Investment Adviser may rely on representations from such officers and trustees in respect of the representation made in this Section 3(x).

(y)

There are no transfer taxes or other similar fees or charges under federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Underwriting Agreement or the issuance or sale of the Shares by the Fund pursuant to this Underwriting Agreement.

(z)

The Fund has (i) appointed a Chief Compliance Officer and (ii) adopted and implemented written policies and procedures reasonably designed to prevent violation of the Federal Securities Laws (as that term is defined in Rule 38a-1 under the Investment Company Act) by the Fund, including policies and procedures that provide oversight of compliance for each investment adviser, administrator and transfer agent of the Fund.

(aa)

Any statistical, demographic or market-related data included in the Registration Statement, the Pricing Prospectus, the Prospectus, the Sales Materials or the Road Show Materials are based on or derived from sources that the Fund believes to be reliable and accurate, and all such data included in the Registration Statement, the Pricing Prospectus, the Prospectus, the Sales Materials or the Road Show Materials accurately reflects the materials upon which it is based or from which it was derived.

(bb)

The Fund is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which it is engaged; all policies of insurance insuring the Fund or its business, assets, employees, officers and trustees, including the Fund’s trustees and officers errors and omissions insurance policy and its fidelity bond required by Rule 17g-1 of the Investment Company Act, are in full force and effect; the Fund is in compliance with the terms of such policy and fidelity bond in all material respects; there are no claims by the Fund under any such policy or fidelity bond as to which any insurance company is denying liability or defending under a reservation of rights clause; the Fund has not been refused any insurance coverage sought or applied for; and the Fund has no reason to believe that it will not be able to renew its existing insurance coverage and fidelity bond as and when such coverage and fidelity bond expires or to obtain similar coverage and fidelity bond from similar insurers as may be necessary to continue its business.

(cc)

The Fund owns or possesses, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems, or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) necessary to carry on the business operated by the Fund, except which the failure to own, possess or have the right to acquire, individually or in the aggregate, could not reasonably be expected to have either (1) a material adverse effect on the Fund’s performance of this Underwriting Agreement or the consummation of any of the transactions contemplated by this Underwriting Agreement or (2) a Fund Material Adverse Effect; and the Fund has not received any notice or is not otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Fund, except for such infringement or conflict (if the subject of any unfavorable decision ruling or finding) or invalidity or inadequacy could not reasonably be expected to have either (1) a material adverse effect on the Fund’s performance of this Underwriting Agreement or the consummation of any of the transactions contemplated by this Underwriting Agreement or (2) a Fund Material Adverse Effect.

(dd)

The Fund maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets through an asset reconciliation procedure or otherwise at reasonable intervals and appropriate action is taken with respect to any differences; the Fund is not aware of any material weakness in its internal controls over financial reporting since its inception.

(ee)

The Fund has established and maintains disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act); such disclosure controls and procedures are designed to ensure that material information relating to the Fund is made known to the Fund’s principal executive officer and its principal financial officer by others within the Fund, and such disclosure controls and procedures are effective to perform the functions for which they were established.

(ff)

The Fund and its officers and directors, in their capacities as such, are in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder (the “Sarbanes-Oxley Act”).

(gg)

The Fund’s Board of Trustees has validly appointed an audit committee whose composition satisfies the requirements of Rules 303A.06 and 303A.07(a) of the NYSE Listed Company Manual as applicable to closed-end management investment companies and the Board of Trustees and/or the audit committee has adopted a charter that satisfies the requirements of Rule 303A.07(c) of the NYSE Listed Company Manual as applicable to closed-end management investment companies.

(hh)

Neither the Fund nor, to the knowledge of the Fund or the Investment Adviser, as applicable, after reasonable inquiry, any other person associated with or acting on behalf of the Fund including, without limitation, any trustee, officer, agent or employee of the Fund, has directly or indirectly, while acting on behalf of the Fund (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (collectively, the “FCPA”); or (iv) made any other unlawful payment.

(ii)

The operations of the Fund are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar applicable rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Fund with respect to the Money Laundering Laws is pending or, to the knowledge of the Fund or the Investment Adviser, as applicable, threatened.

(jj)

Neither the Fund nor, to the knowledge of the Fund or the Investment Adviser, as applicable, after reasonable inquiry, any trustee, officer, agent, employee or affiliate of the Fund is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Fund will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(kk)

The Fund (i) has not alone engaged in any Testing-the-Waters Communication with any person and (ii) has not authorized anyone other than the Managing Representatives to engage in Testing-the-Waters Communications. The Fund reconfirms that the Managing Representatives have been authorized to act on its behalf in undertaking Testing-the-Waters Communications. The Fund has not distributed any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act. “Testing-the-Waters Communications” means any communication with potential investors undertaken in reliance on Rule 163B under the Securities Act.

(ll)

[The Fund has obtained for the benefit of the Underwriters the agreement (a “Lock Up Agreement”) in the form of Schedule D hereto, of those individuals listed on Schedule E hereto. As of the date of this Underwriting Agreement, Schedule E contains a true, complete and correct list of all trustees, officers and holders of Common Shares or other common shares of beneficial interest of the Fund, all holders of options, warrants, convertible debt securities, or other securities convertible into or exercisable or exchangeable as Shares or other common shares of beneficial interest of the Fund.]

(mm)

All of the information provided to the Underwriters or to counsel for the Underwriters by the Fund, its officers and trustees in connection with letters, filings or other supplemental information provided to FINRA pursuant to FINRA’s conduct rules is true, complete and correct.

In addition, any certificate signed by any officer of the Fund or the Investment Adviser and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Shares pursuant to this Underwriting Agreement shall be deemed to be a representation and warranty by the Fund or the Investment Adviser, as the case may be, as to matters covered thereby, to each Underwriter.

4.

Representations and Warranties of the Investment Adviser. The Investment Adviser represents and warrants to each Underwriter as of the date of this Underwriting Agreement, as of the Applicable Time, as of the Firm Shares Closing Time and as of each Additional Shares Closing Time, if any, as follows:

(a)

The Investment Adviser (i) has been duly organized and is validly existing and in good standing as a limited liability company under the laws of the State of Delaware; (ii) has full power and authority to own, lease and operate its properties and assets, and conduct its business and other activities conducted by it as described in the Registration Statement, the Pricing Prospectus and the Prospectus enter into each of this Underwriting Agreement, the Investment Advisory Agreement, the Subscription Agreement, the Expense Agreement[, the Distribution Assistance Agreement] and the Fee Agreements (collectively, the “Adviser Agreements”), and carry out all the terms and provisions hereof and thereof to be carried out by it; (iii) is duly licensed and qualified to do business and is in good standing in each jurisdiction where it owns or leases property or in which the conduct of its business or other activity requires such qualification; and (iv) owns, possesses or has obtained and currently maintains all Licenses and Permits, whether foreign or domestic, necessary to carry on its business as contemplated in the Registration Statement, the Pricing Prospectus and the Prospectus; except in the cases of clauses (iii) and (iv) to the extent that the failure to be so licensed and qualified or be in good standing or to own, possess, obtain or maintain could not reasonably be expected to have either (1) a material adverse effect on the Investment Adviser’s performance of the Investment Advisory Agreement or this Underwriting Agreement or the consummation of any of the transactions contemplated by this Underwriting Agreement or (2) a material adverse effect on the condition (financial or otherwise), earnings, business affairs, business prospects, properties, net assets or results of operation of the Investment Adviser (an “Adviser Material Adverse Effect”).

(b)

The Investment Adviser is (i) duly registered with the Commission as an investment adviser under the Advisers Act and (ii) not prohibited by the Advisers Act or the Investment Company Act from acting as an investment adviser for the Fund as contemplated by the Investment Advisory Agreement, the Registration Statement, the Pricing Prospectus and the Prospectus.

(c)

(i) Each Adviser Agreement has been duly authorized, executed and delivered by the Investment Adviser, (ii) each Adviser Agreement complies in all material respects with the applicable provisions of the Investment Company Act and the Advisers Act and (iii) assuming due authorization, execution and delivery by the other parties thereto, each of the Adviser Agreements constitutes a legal, valid and binding obligation of the Investment Adviser enforceable against the Investment Adviser in accordance with its terms, subject to the qualification that the enforceability of the Investment Adviser’s obligations thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, receivership, moratorium and other similar laws relating to or affecting creditors’ rights generally, whether statutory or decisional, and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law), and except as enforcement of rights to indemnity or contribution thereunder may be limited by federal or state securities laws.

(d)

Neither (i) the execution and delivery by the Investment Adviser of the Adviser Agreements or the performance by the Investment Adviser of its obligations under any of the Adviser Agreements or performance and consummation by the Investment Adviser of the other transactions contemplated by the Adviser Agreements, nor (ii) the issuance and sale by the Fund of the Shares as contemplated by this Underwriting Agreement, the Registration Statement, the Pricing Prospectus and the Prospectus (A) conflicts with or will conflict with, or results in or will result in a breach or violation of the limited liability company operating agreement of the Investment Adviser, (B) conflicts with or will conflict with, results in or will result in a breach or violation of, or constitutes or will constitute a default or an event of default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Investment Adviser under the terms and provisions of any agreement, indenture, mortgage, loan agreement, note, insurance or surety agreement, lease or other instrument to which the Investment Adviser is a party or by which it is bound or to which any of the property or assets of the Investment Adviser is subject or (C) results in or will result in any violation of any order, law, rule or regulation of any court, governmental instrumentality, securities exchange or association or arbitrator, whether foreign or domestic, applicable to the Investment Adviser or having jurisdiction over the Investment Adviser’s properties; except with respect to clauses (B) or (C), any conflict, breach, violation, default or lien which could not reasonably be expected to have either (1) a material adverse effect on the Investment Adviser’s performance of the Investment Advisory Agreement or this Underwriting Agreement or the consummation of any of the transactions contemplated by this Underwriting Agreement or (2) an Adviser Material Adverse Effect.

(e)

No consent, approval, authorization, notification or order of, or filing with, or the issuance of any license or permit by, any federal, state, local or foreign court or governmental or regulatory agency, commission, board, authority or body or with any self-regulatory organization, other non-governmental regulatory authority, securities exchange or association, whether foreign or domestic, is required by the Investment Adviser for the consummation by the Investment Adviser of the transactions to be performed by the Investment Adviser or the performance by the Investment Adviser of all the terms and provisions to be performed by or on behalf of it in each case as contemplated in the Adviser Agreements, the Registration Statement, the Pricing Prospectus or the Prospectus, except the filing of the Prospectus on or before the second business day after the date of this Underwriting Agreement and such as (i) may be required and has be obtained under the Securities Act, the Exchange Act, the Investment Company Act or the Advisers Act, (ii) may be required by the NYSE, FINRA or under state securities or “blue sky” laws, in connection with the purchase and distribution of the Shares by the Underwriters pursuant to this Underwriting Agreement, and (iii) the failure to obtain could not reasonably be expected to have either (1) a material adverse effect on the Investment Adviser’s performance of the Investment Advisory Agreement or this Underwriting Agreement or the consummation of any of the transactions contemplated by this Underwriting Agreement or (2) an Adviser Material Adverse Effect.

(f)

The description of the Investment Adviser and its business and the statements attributed to the Investment Adviser in the Registration Statement, the Pricing Prospectus and the Prospectus comply with the requirements of the Securities Act and the Investment Company Act in all material respects and do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Pricing Prospectus and the Prospectus in light of the circumstances under which they were made) not misleading.

(g)

Except as set forth in the Registration Statement, the Pricing Prospectus or the Prospectus, there is no action, suit, claim, inquiry, investigation or proceeding affecting the Investment Adviser or to which the Investment Adviser is a party before or brought by any court, commission, regulatory body, administrative agency or other governmental agency or body, whether foreign or domestic now pending or, to the knowledge of the Investment Adviser, threatened against or affecting the Investment Adviser which (i) if determined adversely could reasonably be expected to result in an Adviser Material Adverse Effect or (ii) is of a character required to be described in the Registration Statement, the Pricing Prospectus or the Prospectus and is not described as required.

(h)

Except for actions taken by the Underwriters, the Investment Adviser has not taken and will not take, directly or indirectly, any action designed or which might be expected to cause or result in, or which will constitute, stabilization or manipulation of the price of the Shares in violation of applicable federal securities laws.

(i)	The Investment Adviser has not made available any Road Show Materials or promotional materials (other than the Sales Materials) by means of an Internet web site.

(j)

The Investment Adviser has adopted and implemented written policies and procedures under Rule 206(4)-7 of the Advisers Act reasonably designed to prevent violation of the Advisers Act by the Investment Adviser and its supervised persons.

(k)

The Investment Adviser maintains a system of internal controls sufficient to provide reasonable assurances that (i) transactions effectuated by it under the Investment Advisory Agreement are executed in accordance with its management’s general or specific authorization; and (ii) access to the Fund’s assets is permitted only in accordance with its management’s general or specific authorization.

(l)

Neither the Investment Adviser nor, to the knowledge of the Investment Adviser, after reasonable inquiry, any other person associated with or acting on behalf of the Investment Adviser including, without limitation, any trustee, officer, agent or employee of the Investment Adviser, has not, directly or indirectly, while acting on behalf of the Investment Adviser (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated any provision of the FCPA; or (iv) made any other unlawful payment.

(m)

The operations of the Investment Adviser and its subsidiaries are and have been conducted at all times in compliance with applicable Money Laundering Laws and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Investment Adviser with respect to the Money Laundering Laws is pending or, to the knowledge of the Investment Adviser, threatened.

(n)

Neither the Investment Adviser nor, to the knowledge of the Investment Adviser, after reasonable inquiry, any member, director, trustee, officer, agent, employee or affiliate of the Investment Adviser is currently subject to any U.S. sanctions administered by OFAC; and the Investment Adviser will not directly or indirectly direct the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

In addition, any certificate signed by any officer of the Investment Adviser and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Shares pursuant to this Underwriting Agreement shall be deemed to be a representation and warranty by the Investment Adviser, as to matters covered thereby, to each Underwriter.

5.	Agreements of the Parties.

(a)

If the registration statement relating to the Shares has not yet become effective, the Fund will promptly file a Final Amendment, if not previously filed, with the Commission, and will use commercially reasonable efforts to cause such registration statement to become effective and, as soon as the Fund is advised, will advise the Managing Representatives when the Registration Statement or any amendment thereto has become effective. If it is necessary for a post-effective amendment to the Registration Statement, or a Registration Statement under Rule 462(b) under the Securities Act, to be filed with the Commission and become effective before the Shares may be sold, the Fund will use commercially reasonable efforts to cause such post-effective amendment or such Registration Statement to be filed and become effective as soon as possible, and the Fund will advise the Managing Representatives promptly and, if requested by the Managing Representatives, will confirm such advice in writing, when such post-effective amendment or such Registration Statement has become effective. If the Registration Statement has become effective and the Prospectus contained therein omits certain information at the time of effectiveness pursuant to Rule 430A under the Securities Act, the Fund will file a 430A Prospectus pursuant to Rule 497(h) under the Securities Act as promptly as practicable, but no later than the second business day following the earlier of the date of the determination of the offering price of the Shares or the date the Prospectus is first used after the Effective Time. If the Registration Statement has become effective and the Prospectus contained therein does not so omit such information, the Fund will file a Prospectus pursuant to Rule 497(b) or a certification pursuant to Rule 497(j) under the Securities Act as promptly as practicable, but no later than the fifth business day following the date of the later of the Effective Time or the commencement of the public offering of the Shares after the Effective Time. In either case, the Fund will provide the Managing Representatives satisfactory evidence of the filing. The Fund will not file with the Commission any Prospectus or any other amendment (except any post-effective amendment which is filed with the Commission after the later of (i) one year from the date of this Underwriting Agreement or (ii) the date on which distribution of the Shares is completed) or supplement to the Registration Statement or the Prospectus unless a copy has first been submitted to the Managing Representatives a reasonable time before its filing and the Managing Representatives has not objected to it in writing within a reasonable time after receiving the copy.

(b)

For the period of one year from the date hereof, the Fund will advise the Managing Representatives promptly (i) of the issuance by the Commission of any order in respect of the Fund, or in respect of the Investment Adviser, which relates to the Fund and could materially affect the ability of the Investment Adviser to perform its obligations to the Fund under the Advisory Agreement, (ii) of the initiation or threatening in writing of any proceedings for, or receipt by the Fund of any written notice with respect to, any suspension of the qualification of the Shares for sale in any jurisdiction or the issuance of any order by the Commission suspending the effectiveness of the Registration Statement, (iii) of receipt by the Fund, or any representative or attorney of the Fund, of any other communication from the Commission relating in any material way to the Fund (other than communications with respect to an offering of preferred shares of beneficial interest), the Registration Statement, the Notification, any Preliminary Prospectus, the Sales Materials, the Prospectus, any Testing-the-Waters Communication or to the transactions contemplated by this Underwriting Agreement and (iv) the issuance by any federal, state, local, or foreign court, or governmental or regulatory agency, commission, board, authority or body or with any self-regulatory organization, administrative agency, other non-governmental regulatory authority, whether foreign or domestic, of any order, ruling or decree, or the threat in writing to initiate any proceedings with respect thereto, regarding the Fund, which relates in any way to the Fund or any material arrangements or proposed material arrangements involving the Fund. The Fund will make commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of the Registration Statement and, if any such order is issued, to obtain its lifting as soon as practicable.

(c)

If not delivered prior to the date of this Underwriting Agreement, the Fund will deliver to the Managing Representatives, without charge, a signed copy of the Registration Statement, the Exchange Act Registration Statement and the Notification and of any amendments (except any post-effective amendment which is filed with the Commission after the later of (i) one year from the date of this Underwriting Agreement or (ii) the date on which the distribution of the Shares is completed) to either the Registration Statement, the Exchange Act Registration Statement or the Notification (including all exhibits filed with any such document) and as many conformed copies of the Registration Statement and any amendments thereto (except any post-effective amendment which is filed with the Commission after the later of (i) one year from the date of this Underwriting Agreement or (ii) the date on which the distribution of the Shares is completed) (excluding exhibits) as the Managing Representatives may request.

(d)	During such period as a prospectus is required by law to be delivered by an underwriter or a dealer with respect to any sale of Shares, the Fund will deliver,

without charge, to the Managing Representatives, the Underwriters and any dealers, at such office or offices as the Managing Representatives may designate, as many copies of the Prospectus as the Managing Representatives may request. If any event occurs during such period as a result of which it is necessary, in the opinion of counsel to the Underwriters or the Fund, to (x) amend or supplement the Prospectus, in order to make any statements therein, in light of the circumstances under which they were made, not misleading, or (y) amend or supplement the Prospectus to comply with the Securities Act or the Investment Company Act, the Fund promptly will prepare, submit to the Managing Representatives, file with the Commission and deliver, without charge, to the Underwriters and to dealers (whose names and addresses the Managing Representatives will furnish to the Fund) to whom Shares may have been sold by the Underwriters, and to other dealers on request, amendments or supplements to the Prospectus so that any statements in such Prospectus, as so amended or supplemented, will not, in light of the circumstances under which they were made, be misleading and will comply with the Securities Act and the Investment Company Act. Delivery by the Underwriters of any such amendments or supplements to the Prospectus will not constitute a waiver of any of the conditions in Section 6 hereof.

(e)

The Fund will make generally available to holders of the Fund’s securities, as soon as practicable but in no event later than the last day of the 18th full calendar month following the calendar quarter in which the date of the Effective Time falls, an earnings statement, if applicable, satisfying the provisions of the last paragraph of Section 11(a) of the Securities Act and, at the option of the Fund, Rule 158 under the Securities Act.

(f)

If the transactions contemplated by this Underwriting Agreement are consummated, the Investment Adviser shall pay all costs and expenses incident to the performance of the obligations of the Fund under this Underwriting Agreement, including but not limited to costs and expenses of or relating to (i) the preparation, printing and filing of the Registration Statement and exhibits to it, each Preliminary Prospectus, the Prospectus and all amendments and supplements thereto, (ii) the issuance of the Shares and the preparation and delivery of certificates, if any, for the Shares, (iii) the registration or qualification of the Shares for offer and sale under the securities or “blue sky” laws, including the reasonable fees and disbursements, if any, of counsel for the Underwriters in that connection, and the preparation and printing of any preliminary and supplemental “blue sky” memoranda, (iv) the furnishing (including costs of design, production, shipping and mailing) to the Underwriters and dealers of copies of each Preliminary Prospectus relating to the Shares, the Sales Materials, the Prospectus, and all amendments or supplements to the Prospectus, and of the other documents required by this Section to be so furnished, (v) the filing fees incident to the review by FINRA of the terms of the sale of the Shares and the Sales Materials, (vi) the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by FINRA of the terms of the sale of the Shares and the Sales Materials (in an amount not to exceed $[ ]), (vii) all transfer taxes, if any, with respect to the sale and delivery of the Shares by the Fund to the Underwriters, (viii) the listing of the Shares on the NYSE and (ix) the transfer agent for the Shares; provided that (A) the Fund, the Investment Adviser and each Underwriter shall pay its own costs and expenses relating to the attendance at any road show or other informational meeting relating to the Fund, (B) each Underwriter shall pay the costs and expenses of any internal promotional or informational materials relating to the Fund, other than the Sales Materials, prepared by such Underwriter in connection with the offering of the Shares, (C) the Underwriters shall pay the costs and expenses of any “tombstone” announcements relating to the offering of the Shares and (D) except as expressly provided in this Section 5(f) or as otherwise agreed in writing with the Investment Adviser, the Underwriters shall pay their own costs and expenses, including fees and disbursements of their counsel. In addition, the Investment Adviser agrees to pay an amount equal to $[ ] per Common Share [(other than such Common Shares set forth on Schedule G)] to UBS Securities LLC, on behalf of the Underwriters, at the Firm Shares Closing Time and Additional Shares Closing Time. The Fund and the Investment Adviser may otherwise agree among themselves as to the payment of the foregoing expenses, whether or not the transactions contemplated by this Underwriting Agreement are consummated, provided, however, that in no event shall the Underwriters be obligated to pay any expenses intended to be borne by the Fund or the Investment Adviser as provided above.

(g)

If the transactions contemplated by this Underwriting Agreement are not consummated, except as otherwise provided herein or as otherwise agreed in writing with the Investment Adviser, no party will be under any liability to any other party, except that (i) if this Underwriting Agreement is terminated by (A) the Fund or the Investment Adviser pursuant to any of the provisions hereof (otherwise than pursuant to Section 7 hereof) or (B) by the Representatives or the Underwriters because of any inability, failure or refusal on the part of the Fund or the Investment Adviser to comply with any terms of this Underwriting Agreement or because any of the conditions in Section 6 are not satisfied, the Investment Adviser or the Investment Adviser’s affiliates and the Fund, jointly and severally, will reimburse the Underwriters for all out-of-pocket, bona fide expenses (including the fees, disbursements and other charges of their counsel) actually incurred by them in connection with the proposed purchase and sale of the Shares (provided, however, that the Fund and the Investment Adviser shall not be liable for any loss of anticipated profits or speculative or consequential or similar damages for such termination) and (ii) no Underwriter who has failed or refused to purchase the Shares agreed to be purchased by it under this Underwriting Agreement, in breach of its obligations pursuant to this Underwriting Agreement, will be relieved of liability to the Fund, the Investment Adviser and the other Underwriters for damages occasioned by its default.

(h)

Without the prior written consent of the Managing Representatives, the Fund will not offer, sell or register with the Commission, or announce an offering of, any equity securities of the Fund, within 180 days after the date of the Effective Time, except for the Shares to be sold pursuant to this Underwriting Agreement as described in the Prospectus and any issuance of Common Shares pursuant to the Dividend Reinvestment Plan.

(i)

The Fund will use its commercially reasonable best efforts to cause the Shares to be listed on the NYSE prior to the date the Shares are issued, subject only to official notice of the issuance thereof, and will comply in all material respects with the rules and regulations of such exchange.

(j)

The Fund will direct the investment of the net proceeds of the offering of the Shares in such a manner as to comply with the investment objective and policies of the Fund as described in the Prospectus.

(k)

[If UBS Securities LLC, in its absolute discretion, agrees to release or waive the restrictions set forth in any Lock Up Agreement to permit the transfer of Shares or other securities by an officer of the Fund or an employee of the Investment Adviser, and provides the Fund with notice of the impending release or waiver at least three business days before the effective date of the release or waiver, the Fund agrees to announce the impending release or waiver by a press release, in a form agreed upon by the Underwriters, through a major news service at least two business days before the effective date of the release or waiver. The provisions of this paragraph will not apply if (i) the release or waiver is effected solely to permit a transfer not for consideration and (ii) the transferee has agreed in writing to be bound by the same terms described in the Lock Up Agreement to the extent and for the duration that such terms remain in effect at the time of the transfer.]

6.

Conditions of the Underwriters’ Obligations. The obligations of the Underwriters to purchase the Firm Shares and the Additional Shares, as the case may be, are subject to the accuracy on the date of this Underwriting Agreement, as of the Applicable Time and as of the Firm Shares Closing Times and any Additional Shares Closing Time, as applicable, of the representations and warranties of the Fund and the Investment Adviser in this Underwriting Agreement, to the accuracy and completeness of all statements made by the Fund or the Investment Adviser or any of their respective officers in any certificate delivered to the Managing Representatives or their counsel pursuant to this Underwriting Agreement, to performance by the Fund and the Investment Adviser of their respective obligations under this Underwriting Agreement and to the satisfaction (or waiver in writing by the Managing Representatives on behalf of the Underwriters) of each of the following additional conditions:

(a)

The Registration Statement must have become effective by 5:30 p.m., New York City time, on the date of this Underwriting Agreement or such later date and time as the Managing Representatives consents to in writing. The Prospectus must have been filed in accordance with Rule 497(b) or (h) or a certificate must have been filed in accordance with Rule 497(j), as the case may be, under the Securities Act.

(b)

No order suspending the effectiveness of the Registration Statement may be in effect and no proceedings for such purpose may be pending before or, to the knowledge of counsel to the Underwriters, threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) must be complied with or waived to the reasonable satisfaction of the Managing Representatives.

(c)

Since the dates as of which information is given in the Registration Statement, the Pricing Prospectus and the Prospectus, as of the date of this Underwriting Agreement, (i) there must not have been any change in the Common Shares (other than Common Shares issued pursuant to this Underwriting Agreement) or any adverse change in the liabilities of the Fund except as set forth in or contemplated by the Pricing Prospectus or the Prospectus; (ii) there must not have been any adverse change in the condition (financial or otherwise), earnings, business affairs, business prospects, management, properties, net assets or results of operations, whether or not arising from transactions in the ordinary course of business, of the Fund or the Investment Adviser as set forth in or contemplated by the Pricing Prospectus or the Prospectus; (iii) the Fund must not have sustained any loss or interference with its business from any court or from any legislative or other governmental action, order or decree, whether foreign or domestic, or from any other occurrence not described in the Registration Statement, the Pricing Prospectus and the Prospectus; and (iv) there must not have occurred any event that makes untrue or incorrect in any material respect any statement or information contained in the Registration Statement, the Pricing Prospectus or the Prospectus or any statement or information omitted in the Registration Statement, the Pricing Prospectus or the Prospectus that should be reflected therein in order to make the statements or information therein (in the case of the Pricing Prospectus and the Prospectus, in light of the circumstances under which they were made), not misleading in any material respect; if, in the judgment of the Managing Representatives, any such development referred to in clause (i), (ii), (iii), or (iv) of this paragraph (c) is material and adverse so as to make it impracticable or inadvisable to consummate the sale and delivery of the Shares to the public on the terms and in the manner contemplated by the Pricing Prospectus.

(d)

The Managing Representatives must have received as of each Closing Time a certificate, dated such date, of the Chief Executive Officer, President, Managing Director or a Vice-President and the Controller, Treasurer, Assistant Treasurer, Chief Financial Officer or Chief Accounting Officer of each of the Fund and the Investment Adviser certifying (in their capacity as such officers) that (i) the signers have carefully examined the Registration Statement, the Pricing Prospectus, the Prospectus and this Underwriting Agreement, (ii) the representations of the Fund (with respect to the certificates from such Fund officers) and the representations of the Investment Adviser (with respect to the certificates from such officers of the Investment Adviser) in this Underwriting Agreement are accurate on and as of the date of the certificate, (iii) there has not been any material adverse change in the condition (financial or otherwise), earnings, business affairs, business prospects, management, property, net assets or results of operations of the Fund (with respect to the certificates from such Fund officers), the Investment Adviser (with respect to the certificates from such officers of the Investment Adviser), which change would adversely affect the ability of the Fund or the Investment Adviser, as the case may be, to fulfill its obligations under this Underwriting Agreement or the Investment Advisory Agreement (with respect to the certificates from such officers of the Investment Adviser), whether or not arising from transactions in the ordinary course of business, (iv) with respect to the certificates from such officers of the Fund only, no order suspending the effectiveness of the Registration Statement, prohibiting the sale of any of the Shares or otherwise having a material adverse effect on the Fund has been issued and no proceedings for any such purpose are pending before or, to the knowledge of the Fund, threatened by the Commission or any other regulatory body, whether foreign or domestic, (v) with respect to the certificates from such officers of the Investment Adviser only, no order having an adverse effect on the ability of the Investment Adviser to fulfill its obligations under this Underwriting Agreement, the Fee Agreements or the Investment Advisory Agreement, as the case may be, has been issued and no proceedings for any such purpose are pending before or, to the knowledge of the Investment Adviser, threatened by the Commission or any other regulatory body, whether foreign or domestic, and (vi) each of the Fund (with respect to the certificates from such Fund officers) and the Investment Adviser (with respect to the certificates from such officers of the Investment Adviser) has performed in all material respects its respective agreements that this Underwriting Agreement requires it to perform by such Closing Time (to the extent not waived in writing by the Managing Representatives).

(e)

The Managing Representatives must have received as of each Closing Time the opinions dated as of the date thereof substantially in the form of Schedules B and C to this Underwriting Agreement from the counsel identified in each such Schedules.

(f)

The Managing Representatives must have received as of each Closing Time from Skadden, Arps, Slate, Meagher & Flom LLP an opinion dated as of the date thereof with respect to the Fund, the Shares, the Registration Statement and the Prospectus and this Underwriting Agreement in a form reasonably satisfactory in all respects to the Managing Representatives. The Fund and the Investment Adviser must have furnished to such counsel such documents as counsel may reasonably request for the purpose of enabling them to render such opinion.

(g)	The Managing Representatives must have received on the date of this Underwriting Agreement a signed letter from Cohen & Company, dated such date, and in form and substance satisfactory to the Managing Representatives containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial information of the Fund contained in the Registration Statement, the Preliminary Prospectus or the Prospectus. The Managing Representatives also must have received from Cohen & Company a letter, as of each Closing Time, dated as of the date thereof, in form and substance satisfactory to the Managing Representatives, to the effect that they reaffirm the statements made in the earlier letter, except that the specified date referred to shall be a date not more than three business days prior to such Closing Time.

All opinions, letters, reports, evidence and certificates mentioned above or elsewhere in this Underwriting Agreement will comply only if they are in form and scope reasonably satisfactory to counsel for the Underwriters, provided that any such documents, forms of which are annexed hereto, shall be deemed satisfactory to such counsel if substantially in such form.

7.	Termination. This Underwriting Agreement may be terminated by the Managing Representatives by notifying the Fund and the Investment Adviser at any time:

(a)

before the later of the Effective Time and the time when any of the Shares are first generally offered pursuant to this Underwriting Agreement by the Managing Representatives to dealers by electronic delivery, letter or telegram;

(b)

as of or before any Closing Time if, in the sole judgment of the Managing Representatives, payment for and delivery of any Shares is rendered impracticable or inadvisable because (i) trading in the equity securities of the Fund is suspended by the Commission or by the principal exchange that lists the Shares, (ii) trading in securities generally on the NYSE, NYSE American or the NASDAQ Stock Market shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange or over-the-counter market, (iii) additional material governmental restrictions, not in force on the date of this Underwriting Agreement, have been imposed upon trading in securities or trading has been suspended on any U.S. securities exchange, (iv) a general banking moratorium has been established by U.S. federal or New York authorities or (v) if there has occurred (A) any material adverse change in the financial or securities markets in the United States or the international financial markets, (B) any material adverse change in the political, financial or economic conditions in the United States, (C) any outbreak of hostilities or escalation thereof or other calamity, terrorist activity, crises or any change or development involving a prospective change in national or international political, financial or economic conditions (D) or declaration by the United States of a national emergency or war or other calamity shall have occurred the effect of any of which is such as to make it, in the sole judgment of the Managing Representatives, impracticable or inadvisable to market the Shares on the terms and in the manner contemplated by the Prospectus; or

(c)

as of or before any Closing Time, if any of the conditions specified in Section 6 with respect to such Closing Time have not been fulfilled when and as required by this Underwriting Agreement, and the Managing Representatives shall have given the Fund and the Investment Adviser notice thereof and a reasonable opportunity to fulfill such condition.

8.

Substitution of Underwriters. If one or more of the Underwriters fails (other than for a reason sufficient to justify the termination of this Underwriting Agreement) to purchase as of any Closing Time the Shares agreed to be purchased as of such Closing Time by such Underwriter or Underwriters, the Managing Representatives may find one or more substitute underwriters to purchase such Shares or make such other arrangements as the Managing Representatives deems advisable, or one or more of the remaining Underwriters may agree to purchase such Shares in such proportions as may be approved by the Managing Representatives, in each case upon the terms set forth in this Underwriting Agreement. If no such arrangements have been made within 36 hours after the date of such Closing Time, and

(a)

the number of Shares to be purchased by the defaulting Underwriters as of such Closing Time does not exceed 10% of the Shares that the Underwriters are obligated to purchase as of such Closing Time, each of the nondefaulting Underwriters will be obligated to purchase such Shares on the terms set forth in this Underwriting Agreement in proportion to their respective obligations under this Underwriting Agreement, or

(b)

the number of Shares to be purchased by the defaulting Underwriters as of such Closing Time exceeds 10% of the Shares to be purchased by all the Underwriters as of such Closing Time, the Fund will be entitled to an additional period of 24 hours within which to find one or more substitute underwriters reasonably satisfactory to the Managing Representatives to purchase such Shares on the terms set forth in this Underwriting Agreement.

Upon the occurrence of the circumstances described in the foregoing paragraph (b), either the Managing Representatives or the Fund will have the right to postpone the date of the applicable Closing Time for not more than five business days in order that necessary changes and arrangements (including any necessary amendments or supplements to the Registration Statement, the Pricing Prospectus or the Prospectus) may be effected by the Managing Representatives and the Fund. If the number of Shares to be purchased as of such Closing Time by such defaulting Underwriter or Underwriters exceeds 10% of the Shares that the Underwriters are obligated to purchase as of such Closing Time, and none of the nondefaulting Underwriters or the Fund makes arrangements pursuant to this Section 8 within the period stated for the purchase of the Shares that the defaulting Underwriters agreed to purchase, this Underwriting Agreement will terminate without liability on the part of any nondefaulting Underwriter, the Fund or the Investment Adviser except as provided in Sections 5(g) and 9 hereof. Any action taken under this Section will not affect the liability of any defaulting Underwriter to the Fund or the Investment Adviser or to any nondefaulting Underwriters arising out of such default. A substitute underwriter will become an Underwriter for all purposes of this Underwriting Agreement.

9.	Indemnity and Contribution.

(a)

Each of the Fund and the Investment Adviser, jointly and severally, agrees to indemnify, defend and hold harmless each Underwriter, its partners, the directors, members, managers, officers, employees, agents and affiliates and any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Securities Act, the Exchange Act, the Investment Company Act, the Advisers Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim (i) arises out of or is based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Fund) or arises out of or is based upon an omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) arises out of or is based upon an untrue statement or alleged untrue statement of a material fact included in any Preliminary Prospectus, any Road Show Material, the Disclosure Package, any Sales Material, any Testing-the-Waters Communication or the Prospectus (as any of the foregoing may be amended or supplemented) or arises out of or is based upon an omission or alleged omission to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; except with respect to either of the foregoing clause (i) and (ii) insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such Underwriters furnished in writing by or on behalf of any Underwriter through the Managing Representatives to the Fund expressly for use with reference to any Underwriter in such Registration Statement or in such Disclosure Package or Prospectus (as amended or supplemented) as set forth in Section 9(f) hereof or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or in the Disclosure Package or the Prospectus or necessary to make such information (with respect to such Disclosure Package and the Prospectus, in light of the circumstances under which they were made), not misleading.

If any action, suit or proceeding (together, a “Proceeding”) is brought against an Underwriter or any such person in respect of which indemnity may be sought against the Fund or the Investment Adviser pursuant to the foregoing paragraph, such Underwriter or such person shall promptly notify the Fund or the Investment Adviser, as the case may be, in writing of the institution of such

Proceeding and the Fund or the Investment Adviser shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses reasonably incurred; provided, however, that the omission to so notify the Fund or the Investment Adviser shall not relieve the Fund or the Investment Adviser from any liability which the Fund or the Investment Adviser may have to any Underwriter or any such person or otherwise. Such Underwriter or such person shall have the right to employ additional counsel in any such case, but the reasonable fees and expenses of such counsel shall be at the expense of such Underwriter or of such person unless the employment of such counsel shall have been authorized in writing by the Fund or the Investment Adviser, as the case may be, in connection with the defense of such Proceeding or the Fund or the Investment Adviser shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them, which are different from, additional to or in conflict with those available to the Fund or the Investment Adviser (in which case the Fund or the Investment Adviser shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such reasonable fees and expenses shall be borne by the Fund or the Investment Adviser and paid as incurred in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding. It is understood that in no event shall the Fund or the Investment Adviser, as the case may be, be liable for the fees and expense of more than one counsel (in addition to any local counsel) separate from their own counsel for such Underwriter or such person, treating all Underwriters and such persons as a single group, in respect of any such Proceeding or series of related Proceedings in the same jurisdiction. Neither the Fund nor the Investment Adviser shall be liable for any settlement of any Proceeding effected without its written consent but if settled with the written consent of the Fund or the Investment Adviser, the Fund or the Investment Adviser, as the case may be, agrees to indemnify and hold harmless any Underwriter and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle and the proposed terms of the settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened

Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

(b)

Each Underwriter severally agrees to indemnify, defend and hold harmless the Fund and the Investment Adviser, and each of their respective shareholders, partners, managers, members, trustees, directors and officers, and any person who controls the Fund or the Investment Adviser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation), which, jointly or severally, the Fund, the Investment Adviser or any such person may incur under the Securities Act, the Exchange Act, the Investment Company Act, the Advisers Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon an untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such Underwriters furnished in writing by or on behalf of any Underwriter to the Fund or the Investment Adviser expressly for use in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Fund) or in the Disclosure Package or the Prospectus as set forth in Section 9(f) hereof, or arises out of or is based upon an omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or the Disclosure Package or the Prospectus or necessary to make such information (with respect to the Disclosure Package and the Prospectus, in light of the circumstances under which they were made), not misleading.

If any Proceeding is brought against the Fund, the Investment Adviser or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Fund, the Investment Adviser or such person shall promptly notify such Underwriter in writing of the institution of such Proceeding and such Underwriter shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses reasonably incurred; provided, however, that the omission to so notify such Underwriter shall not relieve such Underwriter from any liability which such Underwriter may have to the Fund, the Investment Adviser or any such person or otherwise. The Fund, the Investment Adviser or such person shall have the right to employ additional counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Fund, the Investment Adviser or such person, as the case may be, unless the employment of such counsel shall have been authorized in writing by such Underwriter in connection with the defense of such Proceeding or such Underwriter shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them, which are different from or additional to or in conflict with those available to such Underwriter (in which case such Underwriter shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but such Underwriter may employ counsel in connection with the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred. It is understood that in no event shall the Underwriters be liable for the fees and expense of more than one counsel (in addition to any local counsel) separate from their own counsel for the Fund, the Investment Adviser or such persons, treating the Fund, the Investment Adviser and such persons as a single group, in respect of any such Proceeding or series of related Proceedings in the same jurisdiction. Neither the Fund nor the Investment Adviser shall be liable for any settlement of any Proceeding effected without its written consent but if settled with the written consent of the Fund or the Investment Adviser or, the Fund or the Investment Adviser, as the case may be, agrees to indemnify and hold harmless any Underwriter and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle and the terms of the proposed settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

(c)

If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsections (a) and (b) of this Section 9 in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Fund and the Investment Adviser on the one hand and the Underwriters on the other hand from the offering of the Shares pursuant to this Underwriting Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Fund and the Investment Adviser on the one hand and of the Underwriters on the other in connection with the statements or omissions, which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Fund and the Investment Adviser on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Fund and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the Shares. The relative fault of the Fund and the Investment Adviser on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Fund or the Investment Adviser or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

(d)

The Fund, the Investment Adviser and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (c) above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the total underwriting discounts and commissions received by such Underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.

(e)

The indemnity and contribution agreements contained in this Section 9 and the covenants, warranties and representations of the Fund contained in this Underwriting Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, the directors, members, managers, officers, employees, agents and affiliates or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or by or on behalf of the Fund, the Investment Adviser, its shareholders, partners, advisers, members, trustees, directors or officers or any person who controls the Fund or the Investment Adviser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Underwriting Agreement or the issuance and delivery of the Shares. The Fund, the Investment Adviser and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Fund or the Investment Adviser, against any of the Fund’s trustees, directors or officers, or any of the Investment Adviser’s shareholders, partners, managers, members, trustees, directors or officers in connection with the issuance and sale of the Shares, or in connection with the Registration Statement or Prospectus.

(f)

The Fund and the Investment Adviser each acknowledge that the statements in the Prospectus with respect to the names and addresses of the Underwriters and number of Common Shares allocated for purchase by such Underwriters, the selling concessions and reallowances of selling concessions, the statements regarding stabilization, penalty bids and syndicate short selling, and the statements regarding electronic delivery of prospectuses, all as described under the caption “Underwriting” in the Pricing Prospectus and the Prospectus, constitute the only information furnished in writing by or on behalf of any Underwriter through the Managing Representatives to the Fund expressly for inclusion in the Registration Statement or in the Disclosure Package or the Prospectus (as amended or supplemented). The Underwriters severally confirm that these statements are correct in all material respects and were so furnished by or on behalf of each of the Underwriters severally for use in the Pricing Prospectus and the Prospectus.

(g)

Notwithstanding any other provisions in this Section 9, no party shall be entitled to indemnification or contribution under this Underwriting Agreement against any loss, claim, liability, expense or damage arising by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties in the performance of its duties hereunder. The parties hereto acknowledge that the foregoing provision shall be applicable solely as to matters arising under Section 17(i) of the Investment Company Act, and shall not be construed to impose any duties or obligations upon any such parties under this Underwriting Agreement other than as specifically set forth herein (it being understood that the Underwriters have no duty hereunder to the Fund to perform any due diligence investigation).

10.

No Fiduciary Relationship. The Fund and the Investment Adviser hereby acknowledge and agree that the Underwriters are acting solely as underwriters in connection with the purchase and sale of the Shares contemplated by this Underwriting Agreement. The Fund and the Investment Adviser further acknowledge and agree that the Underwriters are acting pursuant to a contractual relationship created solely by this Underwriting Agreement entered into on an arm’s length basis, and in no event do the parties intend that the Underwriters act or be responsible as a fiduciary to the Fund, its management, shareholders or creditors or any other person in connection with any activity that the Underwriters may undertake or have undertaken in furtherance of such purchase and sale of the Fund’s securities, either before or after the date hereof. The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Fund or the Investment Adviser, either in connection with the transactions contemplated by this Underwriting Agreement or any matters leading up to such transactions, and the Fund and the Investment Adviser hereby confirm their understanding and agreement to that effect. The Fund, the Investment Adviser and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by the Underwriters to the Fund or the Investment Adviser regarding such transactions, including, but not limited to, any opinions or views with respect to the price or market for the Fund’s securities, do not constitute advice or recommendations to the Fund or the Investment Adviser. The Fund, the Investment Adviser and the Underwriters agree that each Underwriter is acting solely as principal and is not the agent or fiduciary of the Fund or the Investment Adviser in connection with the transactions contemplated by this Underwriting Agreement and no Underwriter has assumed, and no Underwriter will assume, any advisory or fiduciary responsibility in favor of the Fund or the Investment Adviser with respect to the transactions contemplated by this Underwriting Agreement or the process leading thereto (irrespective of whether any Underwriter has advised or is currently advising the Fund or the Investment Adviser on other matters); provided, that an Underwriter, in its capacity as an independent contractor, may provide advice to the Investment Adviser as to the structure and organization of the Fund pursuant to a Fee Agreement. The Fund and Investment Adviser acknowledge and agree that the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the transactions contemplated by this Underwriting Agreement and each of the Fund and Investment Adviser have consulted its own respective legal, accounting, regulatory, and tax advisors to the extent it deemed appropriate. Each of the Fund and the Investment Adviser hereby waives and releases, to the fullest extent permitted by law, any claims that it may have against the Underwriters with respect to any breach or alleged breach of any fiduciary, advisory or similar duty to the Fund or the Investment Adviser in connection with the transactions contemplated by this Underwriting Agreement or any matters leading up to such transactions.

11.

Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to UBS Securities LLC, 1285 Avenue of the Americas, New York, New York 10019, Attention: Syndicate / [Michael Ryan] (fax: [(212) 713-3371]); and if to the Fund or the Investment Adviser, shall be sufficient in all respects if delivered or sent to the Fund or the Investment Adviser, as the case may be, at the offices of the Fund or the Investment Adviser at One Buckhead Plaza, 3060 Peachtree Rd. NW, Suite 500, Atlanta, GA 30305, Attention: Dory S. Black.

12.

Governing Law; Construction. This Underwriting Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Underwriting Agreement (“Claim”), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The Section headings in this Underwriting Agreement have been inserted as a matter of convenience of reference and are not a part of this Underwriting Agreement.

13.

Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Fund and the Underwriters each consent to the jurisdiction of such courts and personal service with respect thereto. Each of the Underwriters, the Fund (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) and the Investment Adviser (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Underwriting Agreement. Each of the Fund and the Investment Adviser agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Fund and the Investment Adviser, as the case may be, and may be enforced in any other courts in the jurisdiction of which the Fund or the Investment Adviser, as the case may be, is or may be subject, by suit upon such judgment.

14.

Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Fund and the Investment Adviser and to the extent provided in Section 9 hereof the controlling persons, shareholders, partners, members, trustees, managers, directors, officers, employees, agents and affiliates referred to in such section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser of Shares from any of the Underwriters, in such capacity as purchaser) shall acquire or have any right under or by virtue of this Underwriting Agreement.

15.	Counterparts. This Underwriting Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

16.

Successors and Assigns. This Underwriting Agreement shall be binding upon the Underwriters, the Fund and the Investment Adviser and any successor or assign of any substantial portion of the Fund’s, the Investment Adviser’s or any of the Underwriters’ respective businesses and/or assets, as the case may be.

17.	Recognition of the U.S. Special Resolution Regimes.

(a)

In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Underwriting Agreement, and any interest and obligation in or under this Underwriting Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Underwriting Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)

In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

If the foregoing correctly sets forth the understanding among the Fund, the Investment Adviser and the Underwriters, please so indicate in the space provided below, whereupon this letter and your acceptance shall constitute a binding agreement among the Fund, the Investment Adviser and the Underwriters, severally.

Very truly yours,

ANGEL OAK DYNAMIC FINANCIAL STRATEGIES INCOME TERM TRUST

By:
Title:

ANGEL OAK CAPITAL ADVISORS, LLC

By:
Title:

Accepted and agreed to as of the date first above written, on behalf of themselves and the other several Underwriters named in Schedule A

UBS SECURITIES LLC

By:
Title:

By:
Title:

[ ]

By:
Title:

SCHEDULE A

Underwriters	Number of Firm Shares
UBS Securities LLC	[	]
[ ]	[	]

Total	[	]

Schedule A-1

SCHEDULE B

FORM OF OPINION OF DECHERT LLP REGARDING THE FUND

1. The Fund is duly formed and is validly existing as a statutory trust and in good standing and has a legal existence under the Delaware Statutory Trust Act.

2. The Fund has the statutory trust power and authority under the Delaware Statutory Trust Act to own, lease and operate its property and to conduct its business as described in the Registration Statement, the Pricing Prospectus and the Prospectus and to perform its obligations under the Agreements.

3. The Fund is registered with the Commission under the Investment Company Act as a non-diversified, closed-end management investment company and, to our knowledge, no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or threatened by the Commission.

4. All of the Fund’s common shares of beneficial interest issued and outstanding prior to the date hereof have been duly authorized and validly issued, and are fully paid and non-assessable. No holders of outstanding common shares of beneficial interest are entitled as such to any preemptive or other rights to subscribe for any common shares of beneficial interest under any applicable contract known to us, under the Fund’s Organizational Documents or under the Delaware Statutory Trust Act.

5. The Shares have been duly authorized by all requisite statutory trust action on the part of the Fund under the Delaware Statutory Trust Act and, when issued and sold and delivered to the purchaser or purchasers thereof against receipt by the Fund of such lawful consideration therefor and at a price per share not less than the per share par value of the Shares, will be validly issued, fully paid and non-assessable and free and clear of any preemptive rights or any similar rights arising under the Delaware Statutory Trust Act, the Declaration of Trust, the By-Laws or any Agreement.

6. The Fund’s registration statement on Form 8-A under the 1934 Act is effective and the Shares have been approved for listing on the New York Stock Exchange (the “NYSE”), subject to official notice of issuance.

7. Each of the Agreements has been duly executed and delivered by the Fund, and each such agreement complies in all material respects with the applicable provisions of the 1940 Act the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and the applicable rules and regulations under the Investment Company Act and under the Advisers Act, provided, however, that with respect to the Custodian Agreement, we have assumed that the Custodian meets the requirements of Section 17(f) of the Investment Company Act and the rules and regulations related thereto.

Schedule B-1

8. Execution and delivery by the Fund of, and the performance by the Fund of its obligations under, the Agreements, the issuance and sale by the Fund of the Shares as contemplated by the Underwriting Agreement, (i) will not contravene: (a) any provision of the laws of the State of New York, the Delaware Statutory Trust Act or any federal law of the United States of America that in our experience is normally applicable to Delaware statutory trusts of the same type as the Fund in relation to transactions of the type contemplated by the Underwriting Agreement, provided that we express no opinion as to federal, state or foreign securities or Blue Sky laws (other than the Investment Company Act); (b) the Organizational Documents; (c) any agreement or other instrument binding upon the Fund that is filed or incorporated by reference as an exhibit to the Registration Statement; or (d) to our knowledge, any judgment, injunction, order or decree binding upon the Fund; and (ii) will not cause the creation of any security interest or lien upon any of the property of the Fund (other than those expressly created by the Fund Agreements).

9. Each of the Fund Agreements is a legal, valid and binding obligation of the Fund, enforceable against the Fund in accordance with its terms.

10. No consent, approval, authorization, or order of, or qualification with, any governmental body, agency or, to our knowledge, court, under the laws of the State of New York, the Delaware Statutory Trust Act or any federal law of the United States of America that in our experience is normally applicable to Delaware statutory trusts of the same type as the Fund in relation to transactions of the type contemplated by the Agreements is required for the performance by the Fund of its obligations under the Agreements, except for: (a) the registration of the Shares, and of the offering of the Shares, under the 1933 Act pursuant to the Registration Statement, under the 1934 Act and under the Investment Company Act; (b) such as may be required under state or foreign securities or Blue Sky laws as to which we express no opinion and (c) such other approvals as have been obtained;

11. The Organizational Documents comply in all material respects with all applicable provisions of the Investment Company Act and the rules and regulations promulgated thereunder, and under the Advisers Act and the rules and regulations promulgated thereunder.

12. The Investment Advisory Agreement has been approved by the Board of Trustees of the Fund in accordance with the procedural requirements of Section 15 of the 1940 Act.

13. To our knowledge, the Fund Agreements are in full force and effect and, to our knowledge, neither the Fund nor any other party to any such agreement is in default thereunder, and to our knowledge, no event has occurred which with the passage of time or the giving of notice or both would constitute a default thereunder.

14. The Fund has the authority to issue an unlimited number of Common Shares, and such authorized Common Shares conform in all material respects to the description thereof contained in the Registration Statement, Pricing Prospectus and the Prospectus under the caption “Description of Capital Structure.”

Schedule B-2

15. The statements included in the Prospectus under the caption “Description of Capital Structure” insofar as they purport to describe provisions of the Investment Company Act or of the rules and regulations thereunder or to summarize provisions of the Delaware Statutory Trust Act or the Organizational Documents of the Fund, fairly summarize these provisions in all material respects. The statements included in the Prospectus under the caption “Tax Aspects,” and in the statement of additional information under the caption “Taxation,” insofar as they purport to describe provisions of U.S. federal income tax laws or legal conclusions with respect thereto, in our opinion fairly and accurately summarize the matters referred thereto in all material respects.

16. We have participated in conferences with officers and other representatives of the Fund, the Adviser, representatives of the independent public accountants of the Fund and representatives of the Underwriters and counsel for the Underwriters at which the contents of the registration statement on Form N-2 (File Nos. 333-234743 and 811-23491) filed by the Fund under the 1933 Act and the 1940 Act and the related registration statement on Form N-2 (File Nos. 333-[     ] and 811-23491) filed by the Fund pursuant to Rule 462(b) of the rules and regulations of the 1933 Act (together, the “Registration Statements”), the Disclosure Package and the Prospectus were discussed. To our knowledge, no stop order suspending the effectiveness of the Registration Statements has been issued and, to our knowledge, no proceedings for that purpose have been instituted or are pending or threatened by the Securities and Exchange Commission. In addition, to our knowledge, no order or suspension or revocation of the Adviser’s registration as an investment adviser under the Advisers Act has been issued or proceeding therefor initiated by the Commission. On the basis of the foregoing, the Registration Statements, at the time each Registration Statement became effective, and the Prospectus (except for the financial statements and financial schedules and other financial and statistical data included or incorporated by reference therein, or omitted therefrom, as to which we take no view), as of its date, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act and the 1940 Act and the applicable rules and regulations thereunder. Nothing has come to our attention that would lead us to believe that (1) the Registration Statements or the prospectus and statement of additional information included therein (except for the financial statements and financial schedules and other financial and statistical data included therein, or omitted therefrom, as to which we take no view), at the time each Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (2) the Disclosure Package (except for the financial statements and financial schedules and other financial and statistical data included therein, or omitted therefrom, as to which we take no view) as of the Applicable Time (as defined below) and as of the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (3) the Prospectus (except for the financial statements and financial schedules and other financial and statistical data included or incorporated by reference therein, or omitted therefrom, as to which we take no view), as of its date and as of the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Schedule B-3

SCHEDULE C

FORM OF OPINION OF DECHERT LLP REGARDING THE INVESTMENT ADVISER

1. The Adviser has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware.

2. The Adviser has the power and authority to own, lease and operate its property and to conduct its business as described in the Registration Statement, the Pricing Prospectus and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have an Adviser Material Adverse Effect.

3. The Adviser is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and is not prohibited by the Advisers Act or the Investment Company Act from acting under the Advisory Agreement as an investment adviser to the Fund as contemplated by the Registration Statement and the Prospectus, and no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or, to our knowledge, threatened by the Commission.

4. Each of the Adviser Agreements has been duly executed and delivered by the Adviser, and each such agreement complies in all material respects with the applicable provisions of the 1940 Act the Advisers Act, and the applicable rules and regulations under the Investment Company Act and under the Advisers Act.

5. The execution and delivery by the Adviser of, and the performance by the Adviser of its obligations under, the Adviser Agreements will not conflict with any provision of the Limited Liability Company Agreement of the Adviser or, to our knowledge, constitute a breach or default under or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Adviser under any agreement or other instrument to which the Adviser is a party, or, to our knowledge, result in a violation of any applicable law of the State of New York, the Delaware Limited Liability Company Act, the Investment Company Act, the Advisers Act or any judgment, order or decree applicable to the Adviser, except where such contravention does not or would not have an Adviser Material Adverse Effect.

6. Each of the Advisory Agreement, Distribution Assistance Agreement, Expense Agreement, Subscription Agreement and Fee Agreements is a legal, valid and binding obligation of the Adviser, enforceable against the Adviser in accordance with its terms.

7. No consent, approval, authorization, or license with any governmental authority under the Delaware Limited Liability Company Act or any law, rule or regulation under the State of New York or any federal law of the United States of America, is required for the performance by the Adviser of its obligations under the Adviser Agreements, except such as have been obtained or such as to which the failure to obtain would have neither (a) an Adviser Material Adverse Effect nor (b) an adverse effect on the consummation of the transactions contemplated by the Underwriting Agreement.

Schedule C-1

8. We have participated in conferences with officers and other representatives of the Fund, the Adviser, representatives of the independent public accountants of the Fund and representatives of the Underwriters and counsel for the Underwriters at which the contents of the registration statement on Form N-2 (File Nos. 333-234743 and 811-23491) filed by the Fund under the 1933 Act and the 1940 Act and the related registration statement on Form N-2 (File Nos. 333-[     ] and 811-23491) filed by the Fund pursuant to Rule 462(b) of the rules and regulations of the 1933 Act (together, the “Registration Statements”), the Disclosure Package and the Prospectus were discussed. To our knowledge, no stop order suspending the effectiveness of the Registration Statements has been issued and, to our knowledge, no proceedings for that purpose have been instituted or are pending or threatened by the Securities and Exchange Commission. In addition, to our knowledge, no order or suspension or revocation of the Adviser’s registration as an investment adviser under the Advisers Act has been issued or proceeding therefor initiated by the Commission. On the basis of the foregoing, the Registration Statements, at the time each Registration Statement became effective, and the Prospectus (except for the financial statements and financial schedules and other financial and statistical data included or incorporated by reference therein, or omitted therefrom, as to which we take no view), as of its date, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act and the 1940 Act and the applicable rules and regulations thereunder. Nothing has come to our attention that would lead us to believe that (1) the Registration Statements or the prospectus and statement of additional information included therein (except for the financial statements and financial schedules and other financial and statistical data included therein, or omitted therefrom, as to which we take no view), at the time each Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (2) the Disclosure Package (except for the financial statements and financial schedules and other financial and statistical data included therein, or omitted therefrom, as to which we take no view) as of the Applicable Time (as defined below) and as of the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (3) the Prospectus (except for the financial statements and financial schedules and other financial and statistical data included or incorporated by reference therein, or omitted therefrom, as to which we take no view), as of its date and as of the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Schedule C-2

[SCHEDULE D]

FORM OF LOCK UP AGREEMENT

Angel Oak Dynamic Financial Strategies Income Term Trust

Public Offering of Common Shares of Beneficial Interest

Dated as of [●], 2020

UBS Securities LLC

[            ]

As Representatives of the several Underwriters

c/o UBS Securities LLC

1285 Avenue of the Americas

New York, NY 10019

Ladies and Gentlemen:

This agreement is being delivered to you in connection with the underwriting agreement dated [●], 2020 (the “Underwriting Agreement”) among Angel Oak Dynamic Financial Strategies Income Term Trust, a Delaware statutory trust (the “Fund”), Angel Oak Capital Advisors, LLC (the “Investment Adviser”) and UBS Securities LLC (“UBS”), [and [                    ]], as representatives of a group of underwriters (the “Underwriters”), relating to a proposed underwritten public offering of common shares of beneficial interest (the “Common Shares”) of the Fund.

In order to induce you and the other Underwriters to enter into the Underwriting Agreement, and in light of the benefits that the offering of the Common Shares will confer upon the undersigned in its capacity as a securityholder and/or an officer or trustee of the Fund or an affiliate, associate or employee of the Investment Adviser, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each Underwriter that, during the period beginning on and including the date of the Underwriting Agreement through and including the date that is the 180th day after the date of the Underwriting Agreement (such period, the “Lock-Up Period”), the undersigned will not, without the prior written consent of UBS, directly or indirectly:

(i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any shares of the Fund’s Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or

Schedule D-1

(ii) enter into any swap or other agreement, arrangement, hedge or transaction that transfers into another, in whole or in part, directly or indirectly, any of the economic consequences of ownership of any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares, whether any transaction described in clause (i) or (ii) above is to be settled by the delivery of Common Shares, other securities, in cash or otherwise, or publicly announce any intention to do any of the foregoing.

If the undersigned is an officer or trustee of the Fund or an affiliate, associate or employee of the Investment Adviser, the undersigned further agrees that the foregoing provisions shall be equally applicable to any issuer-directed shares of Common Shares the undersigned may purchase in the offering contemplated by this agreement.

Notwithstanding the provisions set forth in the immediately preceding paragraph, the undersigned may, without the prior written consent of UBS, transfer any Common Shares or any securities convertible into or exchangeable or exercisable for Common Shares:

(1) if the undersigned is a natural person, as a bona fide gift or gifts or by will, by intestate succession or pursuant to a so-called “living trust” or other revocable trust established to provide for the disposition of property on the undersigned’s death, in each case to any member of the immediate family (as defined below) of the undersigned or to a trust the beneficiaries of which are exclusively the undersigned or members of the undersigned’s immediate family, or as a bona fide gift or gifts to a charity or educational institution, and

(2) if the undersigned is a partnership or a limited liability company, to a partner or member, as the case may be, of such partnership or limited liability company if, in any such case, such transfer is not for value, provided, however, that in the case of any transfer described in clause (1) or (2) above, it shall be a condition to the transfer that (A) the transferee executes and delivers to UBS, acting on behalf of the Underwriters, not later than one business day prior to such transfer, a written agreement, in substantially the form of this agreement (it being understood that any references to “immediate family” in the agreement executed by such transferee shall expressly refer only to the immediate family of the undersigned and not to the immediate family of the transferee) and otherwise satisfactory in form and substance to UBS, (B) in the case of a transfer pursuant to clause (1) above, if the undersigned is required to file a report under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), reporting a reduction in beneficial ownership of Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares by the undersigned during the Lock-Up Period, the undersigned shall include a statement in such report to the effect that such transfer is not a transfer for value and that such transfer is being made as a gift, by will or intestate succession or pursuant to a so-called “living trust” or other revocable trust established to provide for the disposition of property on the undersigned’s death, as the case may be, (C) in the case of a transfer pursuant to clause (2) above, no filing under Section 16(a) of the 1934 Act reporting a reduction in beneficial

Schedule D-2

ownership of Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares shall be required to be made during the Lock-Up Period and (D) in the case of a transfer pursuant to clause (1) or (2) above, no voluntary filing with the Securities and Exchange Commission or other public report, filing or announcement shall be made in respect of such transfer during this Lock-Up Period. For purposes of this paragraph, “immediate family” shall mean any relationship by blood, marriage or adoption not more remote than the first cousin.

Prior to engaging in any transaction or taking any other action that is subject to the restrictions imposed by this agreement at any time during the period from and including the date of this agreement, the undersigned will give notice thereof to the Fund and will not consummate such transaction or take any such action unless it has received written confirmation from the Fund that the Lock-Up Period has expired.

The undersigned further agrees that (i) it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to the registration under the 1933 Act of any Common Shares or any securities convertible into or exercisable or exchangeable for Common Stock, and (ii) the Fund may, with respect to any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares owned or held (of record or beneficially) by the undersigned, cause the transfer agent or other registrar to enter stop transfer instructions and implement stop transfer procedures with respect to such securities during the Lock-Up Period.

If the undersigned is an officer or trustee of the Fund or an employee of the Investment Adviser, (1) UBS agrees that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of shares of the Common Shares or other securities, it will notify the Fund of the impending release or waiver, and (2) the Fund has agreed in the Underwriting Agreement to announce the impending release or waiver by press release through a major news service at least two business days before the effective date of the release or waiver. Any release or waiver granted by UBS to any such officer or director shall only be effective two business days after the publication date of such press release. The provisions of this paragraph will not apply if (i) the release or waiver is effected solely to permit a transfer not for consideration and (ii) the transferee has agreed in writing to be bound by the same terms described in this agreement to the extent and for the duration that such terms remain in effect at the time of the transfer. The undersigned acknowledges and agrees that UBS may elect whether or not to grant any such release or waiver in its sole and absolute discretion.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this agreement and that this agreement has been duly authorized (if applicable), executed and delivered by the undersigned and is a valid and binding agreement of the undersigned. This agreement and all authority herein conferred are irrevocable and shall survive the death or incapacity of the undersigned (if a natural person) and shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

The undersigned acknowledges and agrees that whether or not any public offering of Common Shares actually occurs depends on a number of factors, including market conditions.

Schedule D-3

THE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signature Page Immediately Follows]

Schedule D-4

IN WITNESS WHEREOF, the undersigned has executed and delivered this agreement as of the date first set forth above.

Yours very truly,

Print Name:

Schedule D-5

[SCHEDULE E]

PERSONS SUBJECT TO LOCK-UP

1.	[ ]

Schedule E-1

SCHEDULE F

SALES MATERIALS

1.	Investor Brochure

2.	Distribution Envelope

3.	Call Flyer

4.	Marketing Emails

Schedule F-1

[SCHEDULE G]

[ ]	[ ] Common Shares
[ ]	[ ] Common Shares

Schedule G-1